BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2022
BUSINESS COMBINATION
BUSINESS COMBINATION

17.BUSINESS COMBINATION

GPUone subsidiaries acquired from GPUone Holding Inc.

On 11 May 2021, the Group acquired 100% of the share capital of GPUone 9377-2556 Quebec Inc. and GPUone 9366-5230 Quebec Inc. from its shareholder GPUone Holding Inc. for a total consideration of £5.5m; consisting of £212k being satisfied in cash and the balance satisfied by the cancellation of certain prepayments and deposits previously paid by Argo to the vendor. Each of these acquired entities owned and operated a data centre within which Argo was the lead tenant.

The acquisition was performed to enable the Group to obtain control of its hosting facility and power costs across its facilities in Canada. From acquisition on 11 May 2021 to 31 December 2021 the GPUone subsidiaries loss amounted to £3.4m which is fully consolidated. No revenue has been generated from these entities since acquisition, however both entities have provided hosting services to Argo Innovation Labs Inc.Both GPUone entities were dormant up until the date of acquisition, when the relevant assets and liabilities acquired were transferred by GPUone Holding Inc. to these entities immediately prior to acquisition. There is no difference between the amount consolidated within profit and loss and the amount which would have been consolidated if the acquisition happened on 1 January 2021.

The consideration was negotiated on an arm’s length basis and primarily on the basis of the valuation of the land and buildings being acquired. The directors attribute the consideration as fair value of the land and buildings with no goodwill being recognised as currently Argo does not anticipate hosting any third parties at these sites in the medium term.

The fair values of the acquisition date assets and liabilities, together with any separately identifiable intangible assets, have been provisionally determined at 30 September 2021 because the acquisition was completed late in the period. The Group is currently obtaining the information necessary to finalise its valuation. On a £1 for £1 basis certain deposits and other receivables totalling £668k were acquired. The directors consider these amounts fully recoverable and as such these receivables have not been impaired. Liabilities assumed are incorporated at their cost.

The following table summarises the consideration paid for the GPUone subsidiaries and the fair value of assets acquired and liabilities assumed at the acquisition date:

Consideration

£’000
Cash	213
Payment for deposits	668
Cancellation of prepayment and deposits	4,656
Total consideration	5,537

Recognised amounts of identifiable assets acquired, and liabilities assumed

£’000
Cash and cash equivalents	4
Property, plant and equipment (Note 11)	10,779
Trade and other receivables	387
Trade and other payables	(326)
Property mortgages	(5,010)
Lease liability	(377)
Goodwill	80
Total	5,537

Fair value of assets acquired was assessed in line with independent valuations provided by CBRE of the sites. Given the continued demand for power sites and data centres in North America the Directors consider the valuations to be prudent, however they are still in line with the fair value and consideration paid for the entities, primarily (as discussed above) for Argo to gain access to the low cost of power and direct control of management of the miners at those sites. No acquisition costs have been recognised in the above calculations.